American Beacon Balanced Fund
American Beacon Large Cap Value Fund
American Beacon Mid-Cap Value Fund
American Beacon Small Cap Value Fund
American Beacon International Equity Fund
American Beacon Emerging Markets Fund
American Beacon High Yield Bond Fund
American Beacon Retirement Income and Appreciation Fund
American Beacon Intermediate Bond Fund
American Beacon Short-Term Bond Fund

Supplement dated June 30, 2014
to the
Statement of Additional Information dated February 28, 2014

Effective July 1, 2014, American Beacon Advisors, Inc. (“Manager”) will reduce the administrative service fee charged to the Fund’s A Class and C Class shares from 0.40% to 0.30% of each Class’s average daily net assets. The information below supplements the Statement of Additional Information dated February 28, 2014, and is in addition to any other supplement(s):

In the “Management, Administrative and Distribution Services” section, the penultimate paragraph on page 59 is replaced with the following:

The administration agreement provides for the Manager to receive an annualized administrative fee that is calculated and accrued daily, equal to the sum of 0.30% of the net assets of each Class except the AMR Class. The administration agreement provides for the Manager to receive an annualized administrative fee that is calculated and accrued daily, equal to the sum of 0.05% of the net assets of the AMR Class.

American Beacon Retirement Income and Appreciation Fund

In the “Portfolio Managers” section for Calamos Advisors LLC., the following is added to the table:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Calamos Advisors LLC
Steve Klouda	21 ($18.5 bil)	9 ($1.5 bil)	2,014 ($3.4 bil)	3 ($1.4 bil)	N/A	N/A
Eli Pars	3 ($5.3 bil)	N/A	1 ($208 mil)	N/A	N/A	N/A

In the “Portfolio Managers” section, “Compensation” sub-section for Calamos Advisors LLC, the second paragraph is deleted and replaced with the following:

As of October 31, 2013, Jon Vacko, Steve Klouda, Eli Pars, and Nick Niziolek receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and long-term incentive awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary Long-term incentive awards based on individual and collective performance, however these awards are not guaranteed from year to year. Long-term incentive awards consist of restricted stock units or a combination of restricted stock units and stock options.

In the “Portfolio Managers” section, “Ownership of Funds” sub-section for Calamos Advisors LLC, the table is deleted and replaced with the following:

Name of Investment Advisor and Portfolio Managers	Retirement Income and Appreciation Fund
Calamos Advisors LLC
John P. Calamos, Sr.	None
Gary D. Black.	None
Steve Klouda	None
Jon Vacko	None
Eli Pars	None
Nick Niziolek	None

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